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                           SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [_]

Filed by a Party other than the Registrant  [X]

Check the appropriate box:

[X] Preliminary Proxy Statement

[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                   TRW INC.
               (Name of Registrant as Specified in Its Charter)

                         NORTHROP GRUMMAN CORPORATION
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[_] No fee required.

[X] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies: Common Stock, par value $0.625 per share ("Common Shares") and Serial Preference Stock II ("Preference Stock II"), no par value per share. The Preference Stock II is divided into two series: Cumulative Serial Preference Stock II, $4.40 Convertible Series 1, no par value per share ("Series 1 Shares") and Cumulative Serial Preference Stock II, $4.50 Convertible Series 3, no par value per share ("Series 3 Shares").

   (2) Aggregate number of securities to which transaction applies: 126,286,307 Common Shares and 90,926 shares of Preference Stock II, comprised of 31,710 Series 1 Shares and 59,216 Series 3 Shares.

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: $47.00 in market value of Northrop Grumman Corporation common stock per Common Share (based on the formula described below); $413.60 in market value of Northrop Grumman common stock per Series 1 Share (based on the formula described below); and $350.06 in market value of Northrop Grumman common stock per Series 3 Share (based on the formula described below).

   (4) Proposed maximum aggregate value of transaction: $6,487,486,707.68.

   (5) Total fee paid: $1,297,497.34.

                               -----------------

   Pursuant to, and as provided by, Rule 0-11(c), the aggregate filing fee of $1,297,497.34 is based upon 1/50th of 1% of the transaction value, based on the proposed exchange of (i) each Common Share for a number of shares of Northrop Grumman Corporation common stock with a market value of $47.00 per Common Share based on the average of the closing sale prices for a share of Northrop Grumman common stock on the New York Stock Exchange as reported in the Wall Street Journal over the five consecutive trading days ending immediately prior to the second trading day prior to the expiration of Northrop Grumman's Offer to Exchange dated March 4, 2002, but in no event will the number of shares of Common Stock exchanged for each Common Share be greater than 0.4563 ($47.00/$103.00) or less than 0.4159 ($47.00/$113.00) (such number, the
"Exchange Ratio"); (ii) each Series 1 Shares for a number of shares of Northrop Grumman Common Stock equal to the Exchange Ratio multiplied by the then-effective conversion rate for the Series 1 Shares; and (iii) each Series 3 Share for a number of shares of Northrop Grumman Common Stock equal to the Exchange Ratio multiplied by the then-effective conversion rate for the Series 3 Shares. As of March 13, 2001, TRW reported that the conversion rate for the Series 1 Shares was 8.8 Common Shares per Series 1 Share and the conversion rate for the Series 3 Shares was 7.448 Common Shares per Series 3 Share.

[X] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1) Amount Previously Paid: $1,297,497.34.

   (2) Form, Schedule or Registration Statement No.: Tender Offer Statement on Schedule TO ($700,648.56 paid with filing) and Registration Statement on Form S-4 ($596,848.78 paid with filing).

   (3) Filing Party: Northrop Grumman Corporation

   (4) Date Filed: March 4, 2002

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                                                               PRELIMINARY COPY

                                PROXY STATEMENT

                                      OF

                         NORTHROP GRUMMAN CORPORATION

                                    FOR THE

                        SPECIAL MEETING OF SHAREHOLDERS

                                      OF

                                   TRW INC.

                        To Be Held On April     , 2002

                           CONTROL SHARE ACQUISITION

   This Proxy Statement and the accompanying BLUE proxy card are being furnished by Northrop Grumman Corporation in connection with the Special Meeting of Shareholders of TRW Inc., an Ohio corporation ("TRW"), to be held on
April     , 2002, and at any adjournments or postponements thereof (the
"Special Meeting"). The record date for the Special Meeting is       , 2002
(the "Record Date").

   Northrop Grumman is soliciting proxies to permit, in accordance with the Ohio Revised Code, the acquisition of TRW common stock (the "Common Shares") and Serial Preference Stock II of TRW pursuant to Northrop Grumman's Offer to Exchange dated March 4, 2002, a copy of which is attached as Annex A to this Proxy Statement. As used herein, the term "Offer to Exchange" includes the Offer to Exchange and the related Letters of Transmittal, as the same may be amended from time to time.

   On the terms and subject to the conditions specified in the Offer to Exchange, Northrop Grumman is offering to exchange:

  . each outstanding Common Share for a number of shares of Northrop Grumman common stock, par value $1.00 per share, equal to $47.00 divided by the average of the closing sale prices for a share of Northrop Grumman Common Stock on the New York Stock Exchange over the five consecutive trading days ending immediately prior to the second trading day prior to the expiration of the Offer to Exchange, as reported in the Wall Street Journal; provided, however, that in no event will the number of shares of Northrop Grumman common stock exchanged for each Common Share be greater than 0.4563 ($47.00/$103.00) or less than 0.4159 ($47.00/$113.00) (such number, the "Exchange Ratio");

  . each outstanding share of Serial Preference II Stock, $4.40 Convertible Series 1 (the "Series 1 Shares") for a number of shares of Northrop Grumman common stock equal to the Exchange Ratio multiplied by the then-effective common stock conversion rate for the Series 1 Shares; and

  . each outstanding share of Serial Preference II Preferred Stock, $4.50 Convertible Series 3 (the "Series 3 Shares") for a number of shares of Northrop Grumman common stock equal to the Exchange Ratio multiplied by the then-effective common stock conversion rate for the Series 3 Shares.

   As of March 13, 2001, TRW reported that the conversion rate for the Series 1 Shares was 8.8 Common Shares for each Series 1 Share and the conversion rate for the Series 3 Shares was 7.448 Common Shares for each Series 3 Share.

   The date of this Proxy Statement is         , 2002. This Proxy Statement and
the accompanying BLUE form of proxy are first being sent or given to TRW
shareholders on or about       , 2002.

   As more fully described below in the section entitled "Ohio Control Share Acquisition Law," TRW shareholder authorization must be obtained before Northrop Grumman may acquire TRW shares that would entitle it directly or indirectly to control 20% or more of the voting power of TRW in the election of its directors.

   Accordingly, TRW shareholders who want the opportunity to exchange their TRW shares for the consideration specified in Northrop Grumman's Offer to Exchange should vote to authorize the acquisition of TRW shares by Northrop Grumman pursuant to the Offer to Exchange by signing, dating and promptly mailing the enclosed BLUE proxy with a vote FOR the authorization for the acquisition of TRW shares pursuant to the Offer to Exchange.

   Tendering TRW shares for exchange pursuant to the Offer to Exchange does NOT constitute a vote to authorize the acquisition of TRW shares pursuant to the Offer to Exchange. To vote FOR such authorization, TRW shareholders must vote by dating, signing and returning the enclosed BLUE proxy card or by voting in person at the Special Meeting.

   Any TRW shareholder who has questions about voting TRW shares, the terms and conditions of the Offer to Exchange or the proposal to authorize the acquisition of TRW shares pursuant to the Offer to Exchange, should call D.F. King & Co., Inc., the Information Agent for the Offer to Exchange, toll free at
(800) 755-7250 or collect at (212) 269-5550.

                         VOTING AT THE SPECIAL MEETING

   At the Special Meeting, TRW shareholders will be asked to approve a resolution of TRW shareholders authorizing the acquisition of TRW shares pursuant to the Offer to Exchange. If sufficient proxies are not received to authorize the acquisition of TRW shares pursuant to the Offer to Exchange, Northrop Grumman may seek to adjourn the Special Meeting to allow additional time to solicit votes.

   Authorization for the acquisition of TRW shares pursuant to the Offer to Exchange requires:

  . the affirmative vote of the holders of a majority of the voting power in the election of TRW directors at the Special Meeting in person or by proxy; and

  . the affirmative vote of the holders of a majority of the portion of the voting power represented at the Special Meeting in person or by proxy, excluding any shares which are "interested shares," as defined below in the section entitled "Ohio Control Share Acquisition Law."

   A quorum will be deemed present at the Special Meeting if at least a majority of the voting power in the election of TRW directors is represented at the Special Meeting in person or by proxy.

   Based on TRW's Quarterly Report on Form 10-Q for the quarter ended September 30, 2001, as of November 2, 2001 there were 126,286,307 TRW Common Shares issued and outstanding. Based on TRW's Definitive Proxy Statement for its 2001 Annual Meeting of Shareholders, as of February 9, 2001 there were 31,710 TRW Series 1 Shares and 59,216 TRW Series 3 Shares issued and outstanding. Each Common Share, Series 1 Share and Series 3 Share entitles the holder thereof to one vote per share on the proposal to authorize the acquisition of TRW shares pursuant to the Offer to Exchange (provided that, as described herein, "interested shares" may be excluded for certain purposes).

   A vote to authorize the acquisition of TRW shares pursuant to the Offer to Exchange will not obligate a TRW shareholder to tender TRW shares pursuant to the Offer to Exchange. However, authorization for the acquisition of TRW shares pursuant to the Offer to Exchange will afford TRW shareholders the opportunity to decide for themselves whether to exchange their TRW shares pursuant to the Offer to Exchange. Each shareholder of record on the Record Date will be entitled to vote at the Special Meeting, even if such shareholder has tendered its TRW shares pursuant to the Offer to Exchange or sold its TRW shares after the Record Date.

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   Whether or not a TRW shareholder plans to attend the Special Meeting,
Northrop Grumman urges all TRW shareholders to vote FOR authorization of the acquisition of TRW shares pursuant to the Offer to Exchange by so indicating on the accompanying BLUE proxy card and immediately mailing it in the enclosed postage paid envelope. Each TRW shareholder may revoke its proxy at any time before it is voted at the Special Meeting by delivering a written notice of revocation or a later dated proxy for the Special Meeting to TRW Inc., 1900 Richmond Road, Cleveland, Ohio 44124. Although a revocation will be effective if delivered only to TRW, please also send a copy of any such notice of revocation or later dated proxy to Northrop Grumman Corporation, c/o D.F. King & Co., Inc., Wall Street Station - P.O. Box 411, New York, New York 10269-0069.

   Proxies for the Special Meeting may also be revoked by voting in person at the Special Meeting, although attendance at the Special Meeting will not in and of itself revoke a proxy. Unless revoked in the manner set forth above, BLUE proxies received by Northrop Grumman in the accompanying form will be voted at the Special Meeting only in accordance with the written instructions of the beneficial owner of the underlying shares. In the absence of written instructions, BLUE proxies in the form accompanying this Proxy Statement will be voted FOR the authorization for the acquisition of TRW shares pursuant to the Offer to Exchange and FOR adjournment of the Special Meeting (should Northrop Grumman deem it desirable to provide additional time to solicit additional votes).

   Any abstention from voting on a proxy which has not been revoked will count as a vote withheld (and thus will have the same practical effect as a "no" vote), but will be included in computing the number of TRW shares present for purposes of determining whether a quorum is present at the Special Meeting. If a broker indicates on a proxy which has not been revoked that it does not have discretionary authority to vote the shares subject to the proxy (a so-called "broker non-vote"), the TRW shares represented by that proxy will also be considered present for purposes of determining the presence of a quorum at the Special Meeting but will not entitled to vote with respect to the applicable proposal. Therefore, a broker non-vote will also have the same practical effect as a "no" vote on such proposal.

                             THE OFFER TO EXCHANGE

   On March 4, 2002, Northrop Grumman commenced the Offer to Exchange. The Offer to Exchange is subject to certain terms and conditions described in the Offer to Exchange, a copy of which is attached as Annex A and is incorporated herein by this reference. The purpose of the Offer to Exchange is to acquire control of, and the entire equity interest in, TRW. Following the completion of the Offer to Exchange and subject to compliance with applicable law, Northrop Grumman intends to seek to merge TRW with either Northrop Grumman or a wholly-owned subsidiary of Northrop Grumman, based on the same exchange ratio used, and subject to the terms and conditions described, in the Offer to Exchange. Following any such merger, Northrop Grumman expects to promptly dispose of TRW's automotive business either by selling that business to a third party or parties or by spinning it off to Northrop Grumman's stockholders (including the former TRW shareholders), or a combination thereof.

   Over the past twelve months, TRW Common Shares have traded as low as $28.01 per Common Share. Based on the respective prices of TRW and Northrop Grumman stock on February 21, 2001 (the date Northrop Grumman proposed a business combination of TRW and Northrop Grumman), the value of the consideration offered in the Offer to Exchange represents an 18% premium over the closing price per Common Share on February 21, 2001, a 22% premium over the average trading price of the TRW Common Shares for the 12 months preceding February 21, 2001 and a 4% premium over the highest closing price of the TRW Common Shares for the 12 months preceding February 21, 2001.

   A Registration Statement on Form S-4 (which includes the Offer to Exchange) and a Tender Offer Statement on Schedule TO relating to the Offer to Exchange were filed by Northrop Grumman with the Securities and Exchange Commission (the "Commission") on March 4, 2002. Those documents and any amendments thereto may be obtained from the Commission, upon payment of the Commission's customary charges, by writing to the Commission's principal office at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Such materials also are available for inspection and copying at the principal office of the Commission at the address set forth immediately above, and at the Commission's regional offices at 233 Broadway, New York, New York 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604. This information also is available on the Commission's website at http://www.sec.gov.

   If the acquisition of TRW shares pursuant to the Offer to Exchange is not authorized by TRW's shareholders at the Special Meeting, TRW shares will not be accepted for exchange pursuant to the Offer to Exchange unless Northrop Grumman is satisfied, in its sole discretion, that the provisions of the Ohio Control Share Acquisition Law are invalid or inapplicable to the acquisition of TRW shares by Northrop Grumman pursuant to the Offer to Exchange.

   A TRW shareholder who votes to authorize the acquisition of TRW shares pursuant to the Offer to Exchange is NOT obligated to tender TRW shares pursuant to the Offer to Exchange, and will NOT be prohibited from later voting against any other proposed control share acquisition or business combination involving TRW and Northrop Grumman. Shareholder approval for the acquisition of TRW shares pursuant to the Offer to Exchange, to the extent required by law, only provides TRW's shareholders the opportunity to decide for themselves whether to exchange their TRW shares pursuant to the Offer to Exchange.

                      OHIO CONTROL SHARE ACQUISITION LAW

   The Ohio Control Share Acquisition Law (Section 1710.831 of the Ohio Revised
Code) provides that, unless the articles of incorporation or the regulations of an issuing public corporation provide otherwise, any control share acquisition of such corporation shall be made only with the prior authorization of the shareholders. An "issuing public corporation" is defined in the Ohio Revised Code as a corporation, such as TRW, organized for profit under the laws of Ohio, with 50 or more shareholders, that has its principal place of business, principal executive offices or substantial assets in Ohio, and as to which there is no close corporation agreement in existence.

   A "control share acquisition" is defined in the Ohio Revised Code as the acquisition, directly or indirectly, by any person of shares of an issuing public corporation that, when added to all other shares of the issuing public corporation in respect of which such person may exercise or direct the exercise of voting power, would entitle such acquiring person, immediately after such acquisition, directly or indirectly, alone or with others, to control any of the following ranges of voting power of such issuing public corporation in the election of directors:

  .  one-fifth or more but less than one-third of such voting power;

  .  one-third or more but less than a majority of such voting power; or

  .  a majority or more of such voting power.

   Any person who proposes to make a control share acquisition must deliver an "acquiring person statement" to the issuing public corporation, which statement must include:

  .  the identity of the acquiring person;

  .  a statement that the acquiring person statement is being given pursuant to
     Section 1710.831 of the Ohio Revised Code;

  . the number of shares of the issuing public corporation owned, directly or indirectly, by such acquiring person;

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

  . the range of voting power in the election of directors under which the proposed acquisition would, if consummated, fall (i.e., in excess of 20%, 33 1/3% or 50%);

  .  a description of the terms of the proposed acquisition; and

  . representations of the acquiring person that the acquisition will not be contrary to the law and that such acquiring person has the financial capacity to make the proposed acquisition (including the facts upon which such representations are based).

   Northrop Grumman delivered an acquiring person statement (the "Northrop Acquiring Person Statement") to TRW on March 4, 2002.

   Within 10 days of receipt of a qualifying acquiring person statement, the directors of the issuing public corporation must call a special shareholders meeting to vote on the proposed acquisition. The special shareholders meeting must be held within 50 days of receipt of the acquiring person statement, unless the acquiring person otherwise agrees.

   The issuing public corporation is required to send a notice of the special meeting as promptly as reasonably practicable to all shareholders of record as of the record date set for such meeting, together with a copy of the acquiring person statement and a statement of the issuing public corporation, authorized by its directors, of the issuing public corporation's position or recommendation, or that it is taking no position, with respect to the proposed control share acquisition.

   The acquiring person may make the proposed control share acquisition only if:

  . at a meeting at which a quorum is present, the control share acquisition is authorized by a majority of the holders of the voting power entitled to vote in the election of directors represented in person or by proxy at such meeting and the control share acquisition is authorized by a majority of the portion of the voting power represented at the meeting in person or by proxy, excluding "interested shares;" and

  . such acquisition is consummated, in accordance with the terms so authorized, within 360 days following such authorization.

   "Interested shares" are defined in the Ohio Revised Code as shares as to which any of the following persons may exercise or direct the exercise of voting power in the election of directors:

  .  an acquiring person;

  . an officer of the issuing public corporation elected or appointed by its directors;

  . any employee of the issuing public corporation who is also a director of such corporation; or

  . any person who acquires such shares for valuable consideration during the period beginning with the date of the first public disclosure of a proposed control share acquisition of the issuing public corporation or any proposed merger, consolidation or other transaction that would result in a change in control of the corporation or all or substantially all of its assets and ending on the Record Date, if either of the following apply:

    . the aggregate consideration paid or otherwise given by the person who acquired the shares and any other persons acting in concert with such persons exceeds $250,000; or

    . the number of shares acquired by the person who acquired the shares and any other persons acting in concert with such person exceeds 1/2 of 1% of the outstanding shares of the issuing public corporation entitled to vote in the election of directors.

   "Interested shares" also include interested shares held by a person who transfers such interested shares after the record date if accompanied by an instrument (such as a proxy or voting agreement) that gives the transferee the power to vote those shares.

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

   Dissenters' rights are not available to shareholders of an issuing public corporation in connection with the authorization of a control share acquisition.

   The foregoing summary does not purport to be a complete statement of the provisions of the Ohio Control Share Acquisition Law. The foregoing summary is qualified in its entirety by reference to the Ohio Control Share Acquisition Law (a copy of which is attached as Annex B to this Proxy Statement, along with Section 1701.01 of the Ohio Revised Code, which defines certain terms used therein) and the Ohio Revised Code.

                                OHIO LITIGATION

   Northrop Grumman expects to file a lawsuit in the United States District for the Northern District of Ohio against TRW and certain other persons, seeking declaratory and injunctive relief with respect to the Ohio Control Share Acquisition Law, the Ohio business combination law (Section 1704.01 et seq. of the Ohio Revised Code) and the Ohio control bid law (Section 1707.01 et seq. of the Ohio Revised Code). The lawsuit alleges that such statutes conflict with the United States constitution and United States laws governing the conduct of tender offers. No assurance can be provided as to the time which may be required for a final decision with respect to the issues presented, or as to the outcome of this lawsuit.

                                 OTHER MATTERS

   Except as set forth herein, Northrop Grumman is not aware of any other substantive matter to be considered at the Special Meeting. However, if any other matter (other than with respect to the election of TRW directors) properly comes before the Special Meeting, the accompanying BLUE proxy also confers authority to the persons named in the accompanying proxy to vote the TRW shares to which the proxy relates on such other matters at their discretion. Northrop Grumman is not requesting, and the accompanying BLUE proxy does not grant, discretionary authority to vote TRW shares subject to the proxy with respect to the election of TRW directors.

   A copy of the Northrop Acquiring Person Statement (without exhibits) is attached as Annex C to this Proxy Statement. The Northrop Acquiring Person Statement and the Offer to Exchange contain important information and should be read by TRW shareholders before making any decision with respect to voting.

   Only holders of record of TRW shares as of the close of business on the Record Date will be entitled to vote. Any TRW shareholder of record on the Record Date will be entitled to vote at the Special Meeting even if such shareholder (a) sold the TRW shares it held on the Record Date after the Record Date or (b) tenders such TRW shares for exchange pursuant to the Offer to Exchange, whether before or after the Record Date. The tender of TRW shares pursuant to the Offer to Exchange does not constitute the grant to Northrop Grumman of a proxy or any voting rights with respect to the tendered TRW shares until such time as such TRW shares are accepted for exchange by Northrop Grumman. Accordingly, it is important that each TRW shareholder vote the TRW shares held by it on the Record Date, or grant a proxy to vote such TRW shares on the accompanying BLUE proxy card, even if the shareholder decides to sell such TRW shares after the Record Date or to tender such TRW shares for exchange pursuant to the Offer to Exchange.

   If TRW shares are held in the name of a brokerage firm, bank, bank nominee or other institution on the Record Date, only the brokerage firm, bank, bank nominee or other institution can execute a proxy for such TRW shares and will do so only upon receipt of specific instructions from the beneficial owner of such TRW shares. Accordingly, each TRW shareholder who holds TRW shares through a nominee such as a brokerage firm, bank, bank nominee or other institution must contact the person responsible for its account and advise that person to execute and return the accompanying BLUE proxy card with a vote FOR the authorization for the acquisition of TRW shares pursuant to the Offer to Exchange as promptly as possible.

   Please sign, date and mail (or direct any nominee holder to sign, date and mail) the enclosed BLUE proxy card promptly. No postage is required if mailed in the United States. By signing and mailing the enclosed BLUE proxy card, any proxy previously delivered by a TRW shareholder with respect to the proposal to authorize the acquisition of TRW shares pursuant to the Offer to Exchange automatically will be revoked.

                            SOLICITATION OF PROXIES

   Proxies may be solicited by mail, telephone, telecopier and in person. Solicitations may be made by directors, officers, investor relations personnel and other employees of Northrop Grumman, none of whom will receive additional compensation for such solicitations. Northrop Grumman has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all of its solicitation materials to the beneficial owners of the TRW shares they hold of record. Northrop Grumman will reimburse these record holders for customary clerical and mailing expenses incurred by them in forwarding these materials to their customers.

   Northrop Grumman has retained D.F. King & Co., Inc. ("D.F. King") for solicitation and advisory services in connection with this proxy solicitation.
D.F. King will be paid an aggregate fee of approximately $       for acting (a)
as proxy solicitor in connection with this Proxy Statement and (b) as Information Agent in connection with the Offer to Exchange. D.F. King may also receive additional reasonable and customary compensation for providing additional advisory services in connection with this proxy solicitation. Northrop Grumman has also agreed to reimburse D.F. King for its reasonable out-of-pocket expenses and to indemnify D.F. King against certain liabilities and expenses, including liabilities and expenses under U.S. federal securities laws. D.F. King will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders.

   Northrop Grumman has retained Salomon Smith Barney, Inc. to act as the dealer manager in connection with the Offer to Exchange and to provide various financial advisory services to Northrop Grumman in connection with the Offer to Exchange and the proposed merger of TRW and either Northrop Grumman or its wholly-owned subsidiary described above in the section entitled "The Offer to Exchange." Salomon Smith Barney will receive reasonable and customary compensation for these services and will be reimbursed for out-of-pocket expenses, including reasonable expenses of counsel and other advisors. Northrop Grumman has agreed to indemnify Salomon Smith Barney and certain related persons against various liabilities and expenses in connection with its services as the dealer manager and financial advisor, including various liabilities and expenses under U.S. state and federal securities laws. From time to time, Salomon Smith Barney and its affiliates may actively trade the debt and equity securities of Northrop Grumman and TRW for their own account or for the accounts of customers and, accordingly, may hold a long or short position in those securities. Salomon Smith Barney has in the past performed various investment banking and financial advisory services for Northrop Grumman for which they have received customary compensation.

   The entire expense of soliciting proxies for the Special Meeting is being borne by Northrop Grumman. Northrop Grumman will not seek reimbursement for such expenses from TRW. Costs incidental to this proxy solicitation include expenditures for printing, postage, legal and related expenses and are expected
to be approximately $      . Total costs incurred to date in furtherance of or
in connection with this proxy solicitation are approximately $      .

   If Northrop Grumman should terminate, or materially amend the terms of, the Offer to Exchange prior to the Special Meeting, Northrop Grumman will disseminate information regarding such changes to TRW shareholders and, in appropriate circumstances, will provide TRW shareholders with a reasonable opportunity to revoke their proxies prior to the Special Meeting.

                         INFORMATION ABOUT THE COMPANY

   TRW is an Ohio corporation with its principal executive offices located at 1900 Richmond Road, Cleveland, Ohio 44124. The telephone number of TRW is (216) 291-7000.

   TRW is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Commission. Reports, proxy statements and other information filed by TRW may be obtained on the Commission's website at http://www.sec.gov and directly from the Commission, upon payment of the Commission's customary charges, by writing to its principal office at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Such materials also are available for inspection and copying at the principal office of the Commission at the address set forth immediately above, at the Commission's regional offices at 233 Broadway, New York, New York 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604.

                      INFORMATION ABOUT NORTHROP GRUMMAN

   Northrop Grumman is a leading global aerospace and defense company providing a wide range products and services in defense and commercial electronics, systems integration, information technology and nuclear and non-nuclear shipbuilding and systems. As a prime contractor, principal subcontractor, partner, or preferred supplier, Northrop Grumman participates in many high-priority defense and commercial technology programs in the United States and abroad. Northrop Grumman is aligned into six business sectors: Electronic Systems, Information Technology, Integrated Systems, Newport News, Ship Systems and Component Technologies.

   Northrop Grumman is a Delaware holding company formed in connection with the acquisition of Litton Industries, Inc. in April 2001. Northrop Grumman's principal executive offices are located at 1840 Century Park East, Los Angeles, California 90067 and its telephone number is (310) 553-6262.

   Northrop Grumman is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Commission. Reports, proxy statements and other information filed by Northrop Grumman may be obtained from the Commission at the same locations and by following the same procedures described above in the section entitled "Information About TRW."

                               OTHER INFORMATION

   Certain directors, executive officers, employees and other representatives of Northrop Grumman who may also assist D.F. King in soliciting proxies are listed on the attached Schedule I. Schedule II sets forth certain information, as made available in public documents, regarding TRW shares held by TRW's principal shareholders and its management.

   This Proxy Statement is neither a request for the tender or exchange of TRW shares nor an offer with respect thereto. Northrop Grumman's Offer to Exchange is being made only by means of the Offer to Exchange, as filed with the Commission.

   Please indicate support FOR the authorization for the acquisition of TRW shares pursuant to the Offer to Exchange by completing, signing and dating the enclosed BLUE proxy card and promptly returning it in the enclosed envelope to:

                         Northrop Grumman Corporation
                           c/o D.F. King & Co., Inc.
                      Wall Street Station - P.O. Box 411
                         New York, New York 10269-0069

    No postage is necessary if the envelope is mailed in the United States.


Northrop Grumman wants your vote! Your vote is important! Please sign, date and mail the enclosed

BLUE proxy card promptly and advise each bank, broker or other nominee holder of TRW shares to vote your TRW shares FOR the shareholder proposals described above.

                         NORTHROP GRUMMAN CORPORATION

March   , 2002

                                  SCHEDULE I

   The following tables set forth the name of (i) each Director and executive officer of Northrop Grumman and (ii) certain employees and other representatives who may also assist D.F. King in soliciting proxies from TRW shareholders. Unless otherwise noted, each person's business address is 1840 Century Park East, Los Angeles, California 90067. None of the officers, directors or employees of Northrop Grumman will receive compensation for soliciting proxies other than their ordinary compensation as an officer, director or employee, as the case may be.

             DIRECTORS AND EXECUTIVE OFFICERS OF NORTHROP GRUMMAN

                           Name
                           ----                   -
                           John T. Chain, Jr.

                           Lewis W. Coleman

                           Vic Fazio

                           Phillip Frost

                           Kent Kresa

                           Charles R. Larson

                           Jay H. Nussbaum

                           Aulana L. Peters

                           John Brooks Slaughter

                           Ronald D. Sugar

                           Herbert W. Anderson

                           Frank G. Brandenberg

                           Phillip A. Dur

                           J. Michael Hateley

                           Robert W. Helm

                           Robert P. Iorizzo

                           John H. Mullan

                           Albert F. Myers

                           Roseanne P. O'Brien

                           W. Burks Terry

                           Thomas C. Schievelbein

                           Scott J. Seymour

                           Richard B. Waugh, Jr.

                           Sandra J. Wright

 CERTAIN EMPLOYEES AND OTHER REPRESENTATIVES OF NORTHROP GRUMMAN WHO MAY ALSO
                                SOLICIT PROXIES

                                Name
                                ----        -
                                Gaston Kent

                                Frank Moore

                                  SCHEDULE II

                   BENEFICIAL OWNERSHIP OF TRW COMMON SHARES

   Set forth below is information regarding Common Shares owned by (i) those persons owning more than 5% of the outstanding TRW Common Shares and (ii) directors and executive officers of TRW as a group. Such information is derived from TRW's Definitive Proxy Statement for its 2001 Annual Meeting and subsequent filings on Schedule 13D and Schedule 13G, as described in the footnotes below. All percentages are based on the information in TRW's Quarterly Report on Form 10-Q for the quarter ended September 30, 2001, which reflects that, as of November 2, 2001, there were 126,286,307 Common Shares outstanding.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

               Name and Address of                 Amount and Nature of   Percent of
                Beneficial Owner                  Beneficial Ownership(1)   Class
               -------------------                ----------------------- ----------
The TRW Employee Stock Ownership and Savings Plan       21,687,649(2)        17.2
  1900 Richmond Road.............................
  Cleveland, Ohio 44124..........................
Capital Research and Management Company..........       13,058,300(3)        10.3
  333 South Hope Street..........................
  Los Angeles, California 90071..................
FMR Corp.........................................        7,185,623(4)         5.7
  82 Devonshire Street...........................
  Boston, Massachusetts 02109....................

--------
(1) Each beneficial owner listed in the table certified in its Schedule 13G that, to the best of its knowledge and belief, the Common Shares beneficially owned by it was acquired in the ordinary course of business and not for the purpose of changing or influencing control of TRW.
(2) Putnam Fiduciary Trust Company ("Putnam"), One Post Office Square, Boston, Massachusetts 02109, served as trustee of the TRW Employee Stock Ownership and Savings Plan during 2000. At that time, Putnam disclaimed beneficial ownership of the shares, as it did not retain discretionary authority to buy, sell or vote the securities. The TRW Employee Stock Ownership and Savings Plan reported shared voting and dispositive power over all the shares beneficially owned.
(3) Capital Research and Management Company ("Capital Research") filed Amendment No. 4 to its Statement of Beneficial Ownership on Schedule 13G on February 11, 2002, reporting beneficial ownership of 13,058,300 Common Shares. Of these shares, Capital Research and Management reported that it has sole dispositive power over 13,058,300 shares and voting power over no shares. Capital Research and Management is deemed to be the beneficial owner of these shares as a result of acting as investment adviser to various investment companies registered under the Investment Company Act of 1940. Capital Research and Management has disclaimed beneficial ownership of all 13,058,300 shares.
(4) FMR Corp., Edward C. Johnson 3d and Abigail P. Johnson jointly filed Amendment No. 4 to their Statement of Beneficial Ownership on Schedule 13G on February 14, 2002, reporting beneficial ownership of 7,185,623 Common Shares. Of the total amount held by FMR Corp., 6,668,713 shares are beneficially owned by Fidelity Management & Research Company ("FMRC") as a result of FMRC's acting as investment adviser to various investment companies registered under the Investment Company Act of 1940, 300,882 shares are beneficially owned by Fidelity Management Trust Company ("FMTC") as a result of its serving as investment manager of institutional accounts and 215,300 shares are beneficially owned by Fidelity International Limited ("FIL"). FMRC and FMTC are wholly-owned subsidiaries of FMR Corp. FIL is
    39.89 percent owned by a partnership controlled by the controlling group of FMR Corp. FMR Corp. (through its control of FMTC) has sole power to vote 222,882 shares and sole dispositive power over 300,882 shares. FMR Corp. has no voting power over 78,000 shares owned by the institutional accounts managed by FMTC. FMR Corp. (through its control of FMRC) has sole dispositive power over an additional 6,668,713 shares. The sole voting power of such 6,668,713 shares resides with the Boards of Trustees of the Fidelity Funds. FIL has sole power to vote and the sole power to dispose of 215,300 shares. Edward C. Johnson 3d and Abigail P. Johnson are control persons of FMR Corp. Robert M. Gates, a TRW Director, is a trustee of The Fidelity Funds.

                       SECURITY OWNERSHIP OF MANAGEMENT

   The information in the following table is derived from TRW's Definitive Proxy Statement for its 2001 Annual Meeting and shows the Common Share ownership for the directors and executive officers of TRW as of the close of business on March 1, 2001. Unless otherwise indicates in a footnote, sole voting and investment power in the shares owned are held either by the named individual alone or by the named individual and his or her spouse.

                                                   Shares                   Deferred Percent
                                                Beneficially  Exercisable    Share     of
Name                                              Owned(1)    Options(2)    Units(3)  Class
----                                            ------------  -----------   -------- -------
M. H. Armacost.................................      5,221         7,000      1,712      *
D. M. Cote.....................................    440,395(4)    199,999     27,513      *
M. Feldstein...................................      5,899         5,500          0      *
R. M. Gates....................................      4,358         7,000          0      *
J. T. Gorman...................................    269,435     1,353,332          0    1.3%
G. H. Heilmeier................................      6,680         7,000          0      *
C. R. Hollick..................................        975         2,500          0      *
K. N. Horn.....................................      5,621         7,000(5)       0      *
H. V. Knicely..................................     22,956       181,999          0      *
D. B. Lewis....................................      4,376         7,000          0      *
L. M. Martin...................................      5,121         7,000      1,426      *
P. A. Odeen....................................     10,524       108,333      2,751      *
J. D. Ong......................................      3,821         7,000          0      *
J. C. Plant....................................     26,000        36,666          0      *
R. W. Pogue....................................      9,088         7,000          0      *
All Directors and Executive Officers as a Group  1,047,077     2,865,724    106,875    3.2

--------
*  Less than 1 percent.
(1) Includes Common Shares held in the TRW Employee Stock Ownership and Savings Plan, Common Shares that have been automatically deferred under the deferred compensation plan for non-employee directors and shares of restricted stock awarded to certain executive officers.
(2) As required by the Commission, this column shows the number of shares that may be acquired within 60 days of March 1, 2001, upon exercise of stock options.
(3) This column shows phantom units of Common Shares that have been credited under deferred compensation plans and certain other nonqualified benefit plans.
(4) This figure does not include 250,000 restricted stock units awarded to Mr. Cote in connection with his election as Chief Executive Officer of TRW. Until the restricted stock units vest on February 1, 2006, Mr. Cote will have neither voting rights nor dispositive power over the Common Shares that will be issued upon vesting.
(5) This figure includes an option for 1,500 Common Shares, which Mrs. Horn has transferred to her child.

   Except as otherwise noted, the information concerning TRW in this Proxy Statement has been taken from or is based upon documents and records on file with the Commission and other publicly available information. Northrop Grumman disclaims any responsibility for the accuracy or completeness of the information contained in such documents and records, or for any failure by TRW or any other third party to disclose events that many have occurred any may affect the significance or accuracy of any such information but which are unknown to Northrop Grumman.

                                                                        Annex A

                               Offer to Exchange

                       (Filed separately as part of the
                  Registration Statement on Form S-4 filed by
                      Northrop Grumman on March 4, 2002)

                                                                        Annex B

1701.831 CONTROL SHARE ACQUISITIONS; PRIOR SHAREHOLDER AUTHORIZATION REQUIRED; SEVERABILITY OF SECTION

   (A) Unless the articles or the regulations of the issuing public corporation provide that this section does not apply to control share acquisitions of shares of such corporation, any control share acquisition of an issuing public corporation shall be made only with the prior authorization of the shareholders of such corporation in accordance with this section.

   (B) Any person who proposes to make a control share acquisition shall deliver an acquiring person statement to the issuing public corporation at the issuing public corporation's principal executive offices. Such acquiring person statement shall set forth all of the following:

      (1) The identity of the acquiring person;

      (2) A statement that the acquiring person statement is given pursuant to this section;

      (3) The number of shares of the issuing public corporation owned, directly or indirectly, by the acquiring person;

      (4) The range of voting power, described in division (Z)(1)(a), (b), or
   (c) of section 1701.01 of the Revised Code, under which the proposed control share acquisition would, if consummated, fall;

      (5) A description in reasonable detail of the terms of the proposed control share acquisition;

      (6) Representations of the acquiring person, together with a statement in reasonable detail of the facts upon which they are based, that the proposed control share acquisition, if consummated, will not be contrary to law, and that the acquiring person has the financial capacity to make the proposed control share acquisition.

   (C) Within ten days after receipt of an acquiring person statement that complies with division (B) of this section, the directors of the issuing public corporation shall call a special meeting of shareholders of the issuing public corporation for the purpose of voting on the proposed control share acquisition. Unless the acquiring person agrees in writing to another date, such special meeting of shareholders shall be held within fifty days after receipt by the issuing public corporation of the acquiring person statement. If the acquiring person so requests in writing at the time of delivery of the acquiring person statement, such special meetings shall be held no sooner than thirty days after receipt by the issuing public corporation of the acquiring person statement. Such special meeting of shareholders shall be held no later than any other special meeting of shareholders that is called, after receipt by the issuing public corporation of the acquiring person statement, in compliance with section 1701.76, 1701.78, 1701.79, 1701.83, or 1701.831 of the Revised
Code.

   (D) Notice of the special meeting of shareholders shall be given as promptly as reasonably practicable by the issuing public corporation to all shareholders of record as of the record date set for such meeting, whether or not entitled to vote thereat. Such notice shall include or be accompanied by both of the following:

      (1) A copy of the acquiring person statement delivered to the issuing public corporation pursuant to this section;

      (2) A statement by the issuing public corporation, authorized by its directors, of its position or recommendation, or that it is taking no position or making no recommendation, with respect to the proposed control share acquisition.

   (E) The acquiring person may make the proposed control share acquisition if both of the following occur:

      (1) The shareholders of the issuing public corporation who hold shares as of the record date of such corporation entitling them to vote in the election of directors authorize the acquisition at the special meeting held for that purpose at which a quorum is present by an affirmative vote of a majority of the voting power of such corporation in the election of directors represented at the meeting in person or by proxy, and a majority of the portion of the voting power excluding the voting power of interested shares represented at the meeting in person or by proxy. A quorum shall be deemed to be present at the special meeting if at least a majority of the voting power of the issuing public corporation in the election of directors is represented at the meeting in person or by proxy.

      (2) The acquisition is consummated, in accordance with the terms so authorized, no later than three hundred sixty days following shareholder authorization of the control share acquisition.

   (F) Except as expressly provided in this section, nothing in this section shall be construed to affect or impair any right, remedy, obligation, duty, power, or authority of any acquiring person, any issuing public corporation, the directors of any acquiring person or issuing public corporation, or any other person under the laws of this or any other state or of the United States.

   (G) If any application of any provision of this section is for any reason held to be illegal or invalid, the illegality or invalidity shall not affect any legal and valid provision or application of this section, and the parts and applications of this section are severable.

1701.01  DEFINITIONS

   As used in sections 1701.01 to 1701.98 of the Revised Code, unless the context otherwise requires:

      (A) "Corporation" or "domestic corporation" means a corporation for profit formed under the laws of this state.

      (B) "Foreign corporation" means a corporation for profit formed under the laws of another state, and "foreign entity" means an entity formed under the laws of another state.

      (C) "State" means the United States; any state, territory, insular possession, or other political subdivision of the United States, including the District of Columbia; any foreign country or nation; and any province, territory, or other political subdivision of such foreign country or nation.

      (D) "Articles" includes original articles of incorporation, certificates of reorganization, amended articles, and amendments to any of these, and, in the case of a corporation created before September 1, 1851, the special charter and any amendments to it made by special act of the general assembly or pursuant to general law.

      (E) "Incorporator" means a person who signed the original articles of incorporation.

      (F) "Shareholder" means a person whose name appears on the books of the corporation as the owner of shares of such corporation. Unless the articles, the regulations, or the contract of subscription otherwise provides, "shareholder" includes a subscriber to shares, whether the subscription is received by the incorporators or pursuant to authorization by the directors, and such shares shall be deemed to be outstanding shares.

      (G) "Person" includes, without limitation, a natural person, a corporation, whether nonprofit or for profit, a partnership, a limited liability company, an unincorporated society or association, and two or more persons having a joint or common interest.

      (H) The location of the "principal office" of a corporation is the place named as the principal office in its articles.

      (I) The "express terms" of shares of a class are the statements expressed in the articles with respect to such shares.

      (J) TRW shares of a class are "junior" to shares of another class when any of their dividend or distribution rights are subordinate to, or dependent or contingent upon, any right of, or dividend on, or distribution to, shares of such other class.

      (K) "Treasury shares" means shares belonging to the corporation and not retired that have been either issued and thereafter acquired by the corporation or paid as a dividend or distribution in shares of the corporation on treasury shares of the same class; such shares shall be deemed to be issued, but they shall not be considered as an asset or a liability of the corporation, or as outstanding for dividend or distribution, quorum, voting, or other purposes, except, when authorized by the directors, for dividends or distributions in authorized but unissued shares of the corporation of the same class.

      (L) To "retire" a share means to restore it to the status of an authorized but unissued share.

      (M) "Redemption price of shares" means the amount required by the articles to be paid on redemption of shares.

      (N) "Liquidation price" means the amount or portion of assets required by the articles to be distributed to the holders of shares of any class upon dissolution, liquidation, merger, or consolidation of the corporation, or upon sale of all or substantially all of its assets.

      (O) "Insolvent" means that the corporation is unable to pay its obligations as they become due in the usual course of its affairs.

      (P) "Parent corporation" or "parent" means a domestic or foreign corporation that owns and holds of record shares of another corporation, domestic or foreign, entitling the holder of the shares at the time to exercise a majority of the voting power in the election of the directors of the other corporation without regard to voting power that may thereafter exist upon a default, failure, or other contingency; "subsidiary corporation" or "subsidiary" means a domestic or foreign corporation of which another corporation, domestic or foreign, is the parent.

      (Q) "Combination" means a transaction, other than a merger or consolidation, wherein either of the following applies:

          (1) Voting shares of a domestic corporation are issued or transferred in consideration in whole or in part for the transfer to itself or to one or more of its subsidiaries, domestic or foreign, of all or substantially all the assets of one or more corporations, domestic or foreign, with or without good will or the assumption of liabilities;

          (2) Voting shares of a foreign parent corporation are issued or transferred in consideration in whole or in part for the transfer of such assets to one or more of its domestic subsidiaries.

          "Transferee corporation" in a combination means the corporation, domestic or foreign, to which the assets are transferred, and "transferor corporation" in a combination means the corporation, domestic or foreign, transferring such assets and to which, or to the shareholders of which, the voting shares of the domestic or foreign corporation are issued or transferred.

      (R) "Majority share acquisition" means the acquisition of shares of a corporation, domestic or foreign, entitling the holder of the shares to exercise a majority of the voting power in the election of directors of such corporation without regard to voting power that may thereafter exist upon a default, failure, or other contingency, by either of the following:

          (1) A domestic corporation in consideration in whole or in part, for the issuance or transfer of its voting shares;

          (2) A domestic or foreign subsidiary in consideration in whole or in part for the issuance or transfer of voting shares of its domestic parent.

      (S) "Acquiring corporation" in a combination means the domestic corporation whose voting shares are issued or transferred by it or its subsidiary or subsidiaries to the transferor corporation or corporations or the shareholders of the transferor corporation or corporations; and "acquiring corporation" in a majority share acquisition means the domestic corporation whose voting shares are issued or transferred by it or its subsidiary in consideration for shares of a domestic or foreign corporation entitling the holder of the shares to exercise a majority of the voting power in the election of directors of such corporation.

      (T) When used in connection with a combination or a majority share acquisition, "voting shares" means shares of a corporation, domestic or foreign, entitling the holder of the shares to vote at the time in the election of directors of such corporation without regard to voting power which may thereafter exist upon a default, failure, or other contingency.

      (U) "An emergency" exists when the governor, or any other person lawfully exercising the power and discharging the duties of the office of governor, proclaims that an attack on the United States or any nuclear, atomic, or other disaster has caused an emergency for corporations, and such an emergency shall continue until terminated by proclamation of the governor or any other person lawfully exercising the powers and discharging the duties of the office of governor.

      (V) "Constituent corporation" means an existing corporation merging into or into which is being merged one or more other entities in a merger or an existing corporation being consolidated with one or more other entities into a new entity in a consolidation, whether any of the entities is domestic or foreign, and "constituent entity" means any entity merging into or into which is being merged one or more other entities in a merger, or an existing entity being consolidated with one or more other entities into a new entity in a consolidation, whether any of the entities is domestic or foreign.

      (W) "Surviving corporation" means the constituent domestic or foreign corporation that is specified as the corporation into which one or more other constituent entities are to be or have been merged, and "surviving entity" means the constituent domestic or foreign entity that is specified as the entity into which one or more other constituent entities are to be or have been merged.

      (X) "Close corporation agreement" means an agreement that satisfies the three requirements of division (A) of section 1701.591 of the Revised Code.

      (Y) "Issuing public corporation" means a domestic corporation with fifty or more shareholders that has its principal place of business, its principal executive offices, assets having substantial value, or a substantial percentage of its assets within this state, and as to which no valid close corporation agreement exists under division (H) of section 1701.591 of the Revised Code.

      (Z)(1) "Control share acquisition" means the acquisition, directly or indirectly, by any person of shares of an issuing public corporation that, when added to all other shares of the issuing public corporation in respect of which such person may exercise or direct the exercise of voting power as provided in this division, would entitle such person, immediately after such acquisition, directly or indirectly, alone or with others, to exercise or direct the exercise of the voting power of the issuing public corporation in the election of directors within any of the following ranges of such voting power:

          (a) One-fifth or more but less than one-third of such voting power;

          (b) One-third or more but less than a majority of such voting power;

          (c) A majority or more of such voting power.

      A bank, broker, nominee, trustee, or other person who acquires shares in the ordinary course of business for the benefit of others in good faith and not for the purpose of circumventing section 1701.831 of the Revised Code shall, however, be deemed to have voting power only of shares in respect of which such person would be able, without further instructions from others, to exercise or direct the exercise of votes on a proposed control share acquisition at a meeting of shareholders called under section 1701.831 of the Revised Code.

      (2) The acquisition by any person of any shares of an issuing public corporation does not constitute a control share acquisition for the purpose of section 1701.831 of the Revised Code if the acquisition was or is consummated in, results from, or is the consequence of any of the following circumstances:

          (a) Prior to November 19, 1982;

          (b) Pursuant to a contract existing prior to November 19, 1982;

          (c) By bequest or inheritance, by operation of law upon the death of an individual, or by any other transfer without valuable consideration, including a gift, that is made in good faith and not for the purpose of circumventing section 1701.831 of the Revised Code;

          (d) Pursuant to the satisfaction of a pledge or other security interest created in good faith and not for the purpose of circumventing section 1701.831 of the Revised Code;

          (e) Pursuant to a merger or consolidation adopted, or a combination or majority share acquisition authorized, by shareholder vote in compliance with section 1701.78, 1701.781, or 1701.83 of the Revised Code provided the issuing public corporation is the surviving or new corporation in the merger or consolidation or is the acquiring corporation in the combination or majority share acquisition;

          (f) The person's being entitled, immediately thereafter, to exercise or direct the exercise of voting power of the issuing public corporation in the election of directors within the same range theretofore attained by that person either in compliance with the provisions of section 1701.831 of the Revised Code or as a result solely of the issuing public corporation's purchase of shares issued by it.

          The acquisition by any person of shares of an issuing public corporation in a manner described under division (Z)(2) of this section shall be deemed a control share acquisition authorized pursuant to section 1701.831 of the Revised Code within the range of voting power under division (Z)(1)(a), (b), or (c) of this section that such person is entitled to exercise after such acquisition, provided, in the case of an acquisition in a manner described under division (Z)(2)(c) or (d) of this section, the transferor of shares to such person had previously obtained any authorization of shareholders required under section 1701.831 of the Revised Code in connection with such transferor's acquisition of shares of the issuing public corporation.

      (3) The acquisition of shares of an issuing public corporation in good faith and not for the purpose of circumventing section 1701.831 of the Revised Code from any person whose control share acquisition previously had been authorized by shareholders in compliance with section 1701.831 of the Revised Code, or from any person whose previous acquisition of shares of an issuing public corporation would have constituted a control share acquisition but for division (Z)(2) or (3) of this section, does not constitute a control share acquisition for the purpose of section 1701.831 of the Revised Code unless such acquisition entitles the person making the acquisition, directly or indirectly, alone or with others, to exercise or direct the exercise of voting power of the corporation in the election of directors in excess of the range of such voting power authorized pursuant to section 1701.831 of the Revised Code, or deemed to be so authorized under division (Z)(2) of this section.

      (AA) "Acquiring person" means any person who has delivered an acquiring person statement to an issuing public corporation pursuant to section 1701.831 of the Revised Code.

      (BB) "Acquiring person statement" means a written statement that complies with division (B) of section 1701.831 of the Revised Code.

      (CC)(1) "Interested shares" means the shares of an issuing public corporation in respect of which any of the following persons may exercise or direct the exercise of the voting power of the corporation in the election of directors:

          (a) An acquiring person;

          (b) Any officer of the issuing public corporation elected or appointed by the directors of the issuing public corporation;

          (c) Any employee of the issuing public corporation who is also a director of such corporation;

          (d) Any person that acquires such shares for valuable consideration during the period beginning with the date of the first public disclosure of a proposed control share acquisition of the issuing public corporation or any proposed merger, consolidation, or other transaction that would result in a change in control of the corporation or all or substantially all of its assets, and ending on the record date established by the directors pursuant to section 1701.45 and division
       (D) of section 1701.831 of the Revised Code, if either of the following applies:

             (i) The aggregate consideration paid or given by the person who acquired the shares, and any other persons acting in concert with the person, for all such shares exceeds two hundred fifty thousand dollars;

             (ii) The number of shares acquired by the person who acquired the shares, and any other persons acting in concert with the person, exceeds one-half of one per cent of the outstanding shares of the corporation entitled to vote in the election of directors.

          (e) Any person that transfers such shares for valuable consideration after the record date described in division (CC)(1)(d) of this section as to shares so transferred, if accompanied by the voting power in the form of a blank proxy, an agreement to vote as instructed by the transferee, or otherwise.

      (2) If any part of this division is held to be illegal or invalid in application, the illegality or invalidity does not affect any legal and valid application thereof or any other provision or application of this division or section 1701.831 of the Revised Code that can be given effect without the invalid or illegal provision, and the parts and applications of this division are severable.

      (DD) "Certificated security" and "uncertificated security" have the same meanings as in section 1308.01 of the Revised Code.

      (EE) "Entity" means any of the following:

          (1) A for profit corporation existing under the laws of this state or any other state;

          (2) Any of the following organizations existing under the laws of this state, the United States, or any other state:

          (a) A business trust or association;

          (b) A real estate investment trust;

          (c) A common law trust;

          (d) An unincorporated business or for profit organization, including a general or limited partnership;

          (e) A limited liability company;

          (f) A nonprofit corporation.

                                                                        ANNEX C

                          ACQUIRING PERSON STATEMENT

   This Acquiring Person Statement (this "Statement"), dated as of March 4, 2002, is being delivered to the principal executive offices of TRW Inc., an Ohio corporation (the "Company") at 1900 Richmond Road, Cleveland, Ohio 44124 on behalf of Northrop Grumman Corporation, a Delaware corporation (the "Acquiring Person")./(1)/ The Acquiring Person is delivering this Statement pursuant to Section 1701.831 of Title 17 of the Ohio Revised Code in connection with the Acquiring Person's exchange offer (the "Offer") for all outstanding shares of capital stock of TRW pursuant to the Offer to Exchange filed by the Acquiring Person as a part of the Registration Statement on Form S-4 filed with the Securities and Exchange Commission on March 4, 2002 (as amended from time to time, the "Offer to Exchange"), a copy of which is attached as Exhibit A hereto and incorporated herein by this reference. The principal executive office of the Acquiring Person is 1840 Century Park East, Los Angeles, California 90067.

   The Acquiring Person currently owns, directly and indirectly, four shares of the outstanding capital stock of TRW. On the terms and subject to the conditions set forth in the Offer to Exchange and the related Letters of Transmittal, the Acquiring Person proposes to exchange shares of common stock of the Acquiring Person for up to 100% of the outstanding shares of the capital stock of TRW, which consists of Common Stock, $0.625 par value per share ("Common Shares"), Cumulative Serial Preference Stock II, $4.40 Convertible Series 1, no par value per share ("Series 1 Shares") and Cumulative Serial Preference Stock II, $4.50 Convertible Series 3, no par value per share ("Series 3 Shares"). If consummated, the proposed transaction (the "Control Share Acquisition") would result in the acquisition of a majority or more of the voting power of the capital stock of TRW as described in Section 1701.01(Z)(1)(c) of Title 17 of the Ohio Revised Code.

   Based on TRW's Quarterly Report on Form 10-Q for the quarter ended September 30, 2001, as of November 2, 2001 there were 126,286,307 Common Shares issued and outstanding. Based on TRW's Definitive Proxy Statement relating to its 2001 Annual Meeting of Shareholders filed on March 21, 2001, as of February 9, 2001 there were 31,710 Series 1 Shares and 59,216 Series 3 Shares issued and outstanding. Pursuant to the Offer to Exchange, each Company shareholder may exchange (i) each Common Share for a number of shares of the Acquiring Person's common stock equal to $47.00 per Common Share divided by the average of the closing sale prices for a share of the Acquiring Person's common stock on the New York Stock Exchange as reported in the Wall Street Journal over the five consecutive trading days ending immediately prior to the second trading day before the Acquiring Person completes the Offer; provided, however, that in no event will the number of shares of the Acquiring Person's common stock exchanged for each Common Share be more than .4563 ($47.00/$103) or less than ..4159 ($47.00/$113) (such number, the "Exchange Rate"), (ii) each Series 1 Share for a number of shares of the Acquiring Person's common stock equal to the Exchange Rate multiplied by the then effective conversion rate for Series 1 Shares and (iii) each Series 3 Share for a number of shares of the Acquiring Person's common stock equal to the Exchange Rate multiplied by the then effective conversion rate for Series 3 Shares. As of March 13, 2001, the conversion rate for Series 1 Shares was 8.8 Common Shares for each Series 1 Share and the conversion rate for the Series 3 Shares was 7.448 Common Shares for each Series 3 Share, calculated as provided in TRW's Amended Articles of Incorporation.

--------
/(1)/ Notwithstanding the making and delivery of this Statement, the Acquiring
      Person reserves all rights to (i) challenge the constitutionality, validity and/or legality of all or any part of Section 1701.831 and related provisions of the Ohio Revised Code and the application of such provisions to the Acquiring Person's acquisition of capital stock of TRW or the Offer to Exchange (as defined herein) and/or (ii) seek an amendment to the Articles of Incorporation or Regulations of TRW to provide that Section 1701.831 and related provisions of the Ohio Revised Code do not apply to control share acquisitions of capital stock, including, but not limited to, pursuant to the Offer to Exchange.

   The purpose of the Offer is for the Acquiring Person to acquire control of, and ultimately the entire equity interest in, TRW. Promptly after the completion of the Offer, and subject to the requirements of applicable law, the Acquiring Person intends to seek to have TRW complete a merger with the Acquiring Person or a wholly owned subsidiary of the Acquiring Person in which each outstanding share of capital stock of TRW (except for treasury shares of TRW and shares beneficially owned directly or indirectly by the Acquiring Person for its own account) would be converted into the right to receive shares of the Acquiring Person's common stock at the same Exchange Rate as used in the Offer to Exchange, subject to dissenters' rights available under Ohio law. For a more detailed description of the terms and conditions of the Control Share Acquisition, reference is made to the information set forth in the Offer to Exchange.

   The Acquiring Person hereby represents that, if consummated, the proposed Control Share Acquisition will not be contrary to applicable law and that the Acquiring Person has the financial capacity to fully consummate such proposed Control Share Acquisition upon the terms and subject to the conditions described herein and in the Offer to Exchange and the related Letters of Transmittal. The facts upon which the foregoing representations are based are set forth in the Offer to Exchange.

   IN WITNESS WHEREOF, Northrop Grumman Corporation has caused this Acquiring Person Statement to be executed by its duly authorized officer as of the date first set forth above.
                                             NORTHROP GRUMMAN CORPORATION

                                         By:           /S/
                                             -----------------------------------
                                             Name:  W. Burks Terry, Esq.
                                             Title: Corporate Vice President and
                                             General Counsel

                                   IMPORTANT

   Your vote is important! No matter how many TRW shares you own, please give Northrop Grumman your vote by:

   SIGNING the enclosed BLUE proxy card;

   DATING the enclosed BLUE proxy card; and

   MAILING the enclosed BLUE proxy card TODAY in the enclosed postage paid envelope.

   If you have any questions, or would like a copy of the Letters of Transmittal for the Offer to Exchange or any related documents, or require any additional information concerning this Proxy Statement, voting your TRW shares or the Offer to Exchange, please contact D.F. King at the address or phone numbers set forth below. If any TRW shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such TRW shares and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and advise them to vote FOR the proposal authorizing the acquisition of TRW shares pursuant to the Offer to Exchange by dating executing and returning the BLUE proxy card promptly.

                             D.F. KING & CO., INC.
                      Wall Street Station - P.O. Box 411
                         New York, New York 10269-0069

                         Call Collect: (212) 269-5550
                                      or
                        Call Toll-Free: (800) 755-7250

                                                                PRELIMINARY COPY

                                      PROXY

             THIS PROXY IS SOLICITED BY NORTHROP GRUMMAN CORPORATION
                   FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
                                    TRW INC.
                             UNDER SECTION 1701.831
                            OF THE OHIO REVISED CODE

          The undersigned hereby appoints _________, ________ and _______, and each of them, with full power of substitution, the proxies of the undersigned to vote all of the outstanding shares of

            o  Common Stock, par value $0.625 per share, of TRW Inc.
               ("TRW");

            o Cumulative Serial Preference Stock II, $4.40 Convertible Series 1, no par value per share, of TRW; and

            o Cumulative Serial Preference Stock II, $4.50 Convertible Series 3, no par value per share, of TRW that the undersigned is entitled to vote at the Special Meeting of TRW shareholders to be held on April _, 2002 (the "Special Meeting"), or at any adjournment or postponement of the Special Meeting, on the following matter:

                   NORTHROP GRUMMAN RECOMMENDS A VOTE FOR THE
                            PROPOSAL SET FORTH BELOW

           ACQUISITION PROPOSAL. A resolution of TRW's shareholders authorizing the acquisition by Northrop Grumman of shares of TRW capital stock pursuant to the offer to exchange by Northrop Grumman Corporation dated March 4, 2002, as the same may be amended.

          [_] FOR                  [_] AGAINST           [_] ABSTAIN


           In their discretion, the proxies named above are authorized to vote upon such other matters (other than with respect to the election of TRW directors) as may properly come before the Special Meeting and any adjournment or postponement thereof. This proxy is not intended to, and does not, grant any discretionary or other authority to vote the shares represented by this proxy in any election of TRW directors.









                          [PROXY CONTINUED ON REVERSE]

         This proxy when properly executed will be voted as directed above. If no directions are given, this proxy will be voted FOR the proposal to authorize the acquisition of TRW shares pursuant to the Offer to Exchange, and, if the above named proxies deem it advisable, FOR the adjournment of the Special Meeting to provide more time to solicit votes to authorize such acquisition of TRW shares. The undersigned hereby acknowledges receipt of the Proxy Statement of Northrop Grumman Corporation dated March __, 2002, soliciting proxies for the Special Meeting.

         All previous proxies given by the undersigned to vote at the Special Meeting or at any adjournment or postponement thereof are hereby revoked.

Dated:                 , 2002
        ---------------

                                        ---------------------------------------
                                        (Signature)


                                        ---------------------------------------
                                        (Name/Title)


                                        ---------------------------------------
                                        (Signature, if jointly held)


                                        ---------------------------------------
                                        (Name/Title)

         Please sign your name exactly as you print it on the line immediately below the signature line.

         If shares are held by joint tenants or otherwise jointly held, both parties should sign.

         If you are signing as an attorney, executor, administrator, trustee or guardian, please specify your title.

         If the holder is a corporation, please sign in the full corporate name by the President or other authorized officer.

         If the holder is a partnership, please sign in the partnership name by an appropriate authorized person.

         Please complete, sign, date and promptly mail promptly your proxy in the enclosed postage paid envelope to:
    ------------------------------

                          NORTHROP GRUMMAN CORPORATION

                            c/o D.F. KING & CO., INC.

                       Wall Street Station - P.O. Box 411
                          New York, New York 10269-0069

                                       2